UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DST SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

DST SYSTEMS, INC. 333 WEST 11TH STREET KANSAS CITY, MO 64105 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E39066-S68746 3. Approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the special meeting. 1. Adopt the Agreement and Plan of Merger, dated as of January 11, 2018 (the "Merger Agreement") among DST Systems, Inc. ("DST"), SS&C Technologies Holdings, Inc. and Diamond Merger Sub, Inc., thereby approving the transactions contemplated by the Merger Agreement, including the merger. 2. Approve, by a non-binding, advisory vote, compensation that will or may become payable by DST to its named executive officers in connection with the merger. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain DST SYSTEMS, INC. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. E39067-S68746 DST SYSTEMS, INC. SPECIAL MEETING OF STOCKHOLDERS MARCH 28, 2018 10:00 AM CENTRAL DAYLIGHT TIME DST'S BROADWAY CONFERENCE CENTER, 1055 BROADWAY STREET, THIRD FLOOR, KANSAS CITY, MO 64105 THE DST BOARD OF DIRECTORS SOLICITS YOUR VOTE The DST Board of Directors is making three proposals. If you hold registered shares in certificate form or in a book entry account with DST's transfer agent as of the close of business on the Record Date (February 22, 2018), you hereby appoint the Proxy Committee to vote these shares as specified. The Proxy Committee appointed by the DST Board is comprised of Randall D. Young, Gregg Wm. Givens and Aisha Reynolds. If you do not specify how you authorize the Proxy Committee to vote these shares, you authorize it to vote FOR Proposals 1, 2 and 3, presented at the special meeting or any adjournment thereof, and to vote in their respective discretion on other proposals that may properly come before such meeting. You may revoke this proxy in the manner described in the Proxy Statement dated February 27, 2018, receipt of which you hereby acknowledge. PLEASE DATE AND SIGN ON THE REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE. REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS. Continued and to be signed on reverse side